UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 9, 2018

Date of Report (Date of earliest event reported)

ATYR PHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37378	20-3435077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3545 John Hopkins Court, Suite #250 San Diego, California 92121
(Address of principal executive offices, including zip code)

(858) 731-8389

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 9, 2018, aTyr Pharma, Inc. (the “Company”) and David J. King, Ph.D., the Company’s Chief Scientific Officer, agreed to enter into a transition plan whereby Dr. King will resign from the Company, effective as of December 31, 2018.  Dr. King plans to pursue an opportunity to found a private biotechnology company.

To implement this transition, the Company and Dr. King entered into a Transition and Resignation Agreement (the “Transition Agreement”) and a Consulting Agreement (the “Consulting Agreement”). Pursuant to the terms of the Transition Agreement, (i) Dr. King will continue performing his duties as the Company’s Chief Scientific Officer on a full-time basis through October 31, 2018 and then on a less than full-time basis from November 1, 2018 through December 31, 2018, and (ii) the Company agreed to retain Dr. King as a consultant pursuant to the terms of the Consulting Agreement following his resignation as Chief Scientific Officer.  Pursuant to the terms of the Consulting Agreement, Dr. King will provide advisory services related to the Company’s discovery and development programs based on tRNA synthetase biology through June 30, 2019 at an hourly consulting rate.

The foregoing description of the Transition Agreement does not purport to be complete and is qualified in its entirety by reference to the Transition Agreement, which the Company intends to file with the Securities and Exchange Commission as an exhibit to its Annual Report on Form 10-K for the year ended December 31, 2018.

Item 7.01Regulation FD

The company issued a press release on October 15, 2018, a copy of which is attached hereto as Exhibit 99.1

The information furnished pursuant to this Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Exhibits.

(d) Exhibits.

99.1	Press Release of aTyr Pharma, Inc. dated October 15, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATYR PHARMA, INC.

	By:	/s/ Sanjay S. Shukla
Sanjay S. Shukla, M.D., M.S.
President and Chief Executive Officer

Date: October 15, 2018

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